VACATION OWNERSHIP MORTGAGES RECEIVABLE	12 Months Ended
Dec. 31, 2017
VACATION OWNERSHIP MORTGAGES RECEIVABLE
VACATION OWNERSHIP MORTGAGES RECEIVABLE

NOTE 6—VACATION OWNERSHIP MORTGAGES RECEIVABLE

Vacation ownership mortgages receivable is comprised of various mortgage loans related to our financing of vacation ownership interval sales. As part of our acquisitions of HVO and Vistana, we acquired existing portfolios of vacation ownership mortgages receivable. These loans are accounted for using the expected cash flows method of recognizing discount accretion based on the acquired loans’ expected cash flows pursuant to ASC 310-30, “Loans acquired with deteriorated credit quality.” At acquisition, we recorded these acquired loans at fair value, including a credit discount or premium, as applicable, which is accreted as an adjustment to yield over the loans’ estimated life. Originated loans as of December 31, 2017 and 2016 represent vacation ownership mortgages receivable originated by ILG, or more specifically our Vacation Ownership segment, subsequent to the acquisitions of HVO and Vistana on October 1, 2014 and May 11, 2016, respectively.

Vacation ownership mortgages receivable carrying amounts as of December 31, 2017 and 2016 were as follows (in millions):

	December 31,			December 31,
	2017			2016
	Securitized	Unsecuritized(2)	Total	Securitized	Unsecuritized(2)	Total
Acquired vacation ownership mortgages receivable(1)	$345	$38	$383	$419	$127	$546
Originated vacation ownership mortgages receivable(1)	251	163	414	11	195	206
Less: allowance for impairment on acquired loans	(4)	(1)	(5)	—	—	—
Less: allowance for losses on originated loans	(33)	(22)	(55)	(1)	(21)	(22)
Net vacation ownership mortgages receivable	$559	$178	$737	$429	$301	$730
(1)	At various interest rates with varying payment terms through 2032 for acquired receivables and for originated receivables.
(2)

As of December 31, 2017, $9 million of unsecuritized vacation ownership receivables were not eligible for securitization. During the year ended December 31, 2017, approximately $19 million of unsecuritized receivables as of December 31, 2016 were moved into the 2016 securitized pool, thereby releasing the same amount from restricted cash. The remaining change in the unsecuritized balance between year-end 2016 and 2017 pertains to the 2017 securitization described in Note 14.

The fair value of our acquired loans as of the respective acquisition dates was determined by use of a discounted cash flow approach which calculates a present value of expected future cash flows based on scheduled principal and interest payments over the term of the respective loans, while considering anticipated defaults and early repayments determined based on historical experience. Consequently, the fair value of these acquired loans recorded on our consolidated balance sheet as of the acquisition date includes an estimate for future loan losses which becomes the historical cost basis for that existing portfolio going forward. As of December 31, 2017 and 2016, the contractual outstanding balance of the acquired loans, which represents contractually-owed future principal amounts, was $296 million and $466 million, respectively.

The table below (in millions) presents a rollforward from December 31, 2015 of the accretable yield (interest income) expected to be earned related to our acquired loans, as well as the amount of non-accretable difference at the end of the period. Nonaccretable difference represents estimated contractually required payments in excess of estimated cash flows expected to be collected. The accretable yield represents the excess of estimated cash flows expected to be collected over the carrying amount of the acquired loans.

	Year Ended	Year Ended
Accretable Yield	December 31, 2017	December 31, 2016
Balance, beginning of period	$156	$12
Vistana acquired accretable yield	—	205
Accretion	(53)	(49)
Reclassification from nonaccretable difference	(4)	(12)
Balance, end of period	$99	$156
Nonaccretable difference, end of period balance	$31	$35

The accretable yield is recognized into interest income (within consolidated revenue) over the estimated life of the acquired loans using the level yield method. The accretable yield may change in future periods due to changes in the anticipated remaining life of the acquired loans, which may alter the amount of future interest income expected to be collected, and changes in expected future principal and interest cash collections which impacts the nonaccretable difference.

Vacation ownership mortgages receivable as of December 31, 2017 are scheduled to mature as follows (in millions):

	Vacation Ownership Mortgages Receivable
	Acquired		Originated
Twelve month period ending December 31,	Securitized Loans	Unsecuritized Loans	Securitized Loans	Unsecuritized Loans	Total
2018	$38	$4	$16	$14	$72
2019	37	3	17	10	67
2020	37	3	19	11	70
2021	35	3	21	12	71
2022	32	3	24	13	72
2023 and thereafter	89	12	154	103	358
Total	268	28	251	163	710
Plus: net premium on acquired loans(1)	77	10	—	—	87
Less: allowance for impairment on acquired loans	(4)	(1)	—	—	(5)
Less: allowance for losses on originated loans	—	—	(33)	(22)	(55)
Net vacation ownership mortgages receivable	$341	$37	$218	$141	$737
Weighted average stated interest rate as of December 31, 2017	13.3%		13.4%
Range of stated interest rates as of December 31, 2017	8.00% to 15.90%		9.90% to 15.90%
(1)

The difference between the contractual principal amount of acquired loans of $296 million and the net carrying amount of $378 million as of December 31, 2017 is related to the application of ASC 310-30.

Collectability

We assess our vacation ownership mortgages receivable portfolio of loans for collectability on an aggregate basis. Estimates of uncollectability pertaining to our originated loans are recorded as provisions in the vacation ownership mortgages receivable allowance for loan losses. For originated loans, we record an estimate of uncollectability as a reduction of sales of vacation ownership products in the accompanying consolidated statements of income at the time revenue is recognized on a vacation ownership product sale. We evaluate our originated loan portfolio collectively as it is comprised of homogeneous, smaller-balance, vacation ownership mortgages receivable. We use a technique referred to as static pool analysis, which tracks uncollectibles over the entire life of those mortgages receivable, as the basis for determining our general reserve requirements on our vacation ownership mortgages receivable. The adequacy of the related allowance is determined by management through analysis of several factors, such as current economic conditions and industry trends, as well as the specific risk characteristics of the portfolio, including defaults, aging, and historical write-offs of these receivables. The allowance is maintained at a level deemed adequate by management based on a periodic analysis of the mortgage portfolio. As of December 31, 2017, allowance for loan losses of $55 million for uncollectability was recorded against our vacation ownership mortgages receivable for estimated losses related solely to our originated loans. Our allowance for loan losses as of December 31, 2016 was $22 million; the change in 2017 principally pertains to additional loan loss provision recorded against sales of vacation ownership products on our consolidated income statement during the year, consistent with a comparatively larger outstanding originated receivables balance.

Our acquired loans are remeasured at period end based on expected future cash flows which uses an estimated measure of anticipated defaults. We consider the allowance for loan losses on our originated loans and estimates of defaults used in the remeasurements of our acquired loans to be adequate and based on the economic environment and our assessment of the future collectability of the outstanding loans.

We use the origination of the notes by brand (Hyatt, Sheraton, Westin, and other) and the FICO scores of the buyers as the primary credit quality indicators to calculate the allowance for loan losses for our originated vacation ownership mortgages receivable, as we believe there is a relationship between the default behavior of borrowers and the brand associated with the vacation ownership property they have acquired, supplemented by the FICO scores of the buyers. In addition to quantitatively calculating the allowance based on our static pool analysis, we supplement the process by evaluating certain qualitative data, including the aging of the respective receivables, current default trends by brand and origination year and various macroeconomic indicators.

At December 31, 2017, the weighted average FICO score within our consolidated loan pools was 713 based upon the outstanding loan balance at time of origination. The average estimated rate for all future defaults for our consolidated outstanding pool of loans as of December 31, 2017 was 10.9%.

Balances of our vacation ownership mortgages receivable by brand and by FICO score (at time of loan origination) were as follows (in millions):

	As of December 31, 2017
	700+	600-699	<600	No Score(1)	Total
Westin	$203	$96	$4	$30	$333
Sheraton	175	154	15	67	411
Hyatt	22	14	2	1	39
Other	5	1	—	3	9
Vacation ownership mortgages receivable, gross	$405	$265	$21	$101	$792
(1)	Mortgages receivable with no FICO score primarily relate to non-U.S. resident borrowers.

On an ongoing basis, we monitor credit quality of our vacation ownership mortgages receivable portfolio based on payment activity as follows:

•	Current—The consumer’s note is in good standing as payments and reporting are current per the terms contractually stipulated in the agreement.
•	Delinquent—We consider a vacation ownership mortgage receivable to be delinquent based on the contractual terms of each individual financing agreement.
•

Non‑performing—Our vacation ownership mortgages receivable are generally considered non‑performing if interest or principal is more than 30 days past due. All non‑performing loans are placed on non‑accrual status and we do not resume interest accrual until the receivable becomes contractually current. We apply payments we receive for vacation ownership notes receivable on non‑performing status first to interest, then to principal, and any remainder to fees.

In the event of a default, we generally have the right to recover the mortgaged VOIs and consider loans to be in default upon reaching 120 days outstanding. Our aged analysis of delinquent vacation ownership mortgages receivable and the gross balance of vacation ownership mortgages receivable greater than 120 days past‑due as of December 31, 2017 and December 31, 2016 for our originated loans are as follows (in millions):

			Delinquent			Defaulted(1)
	Receivables	Current	30-59 Days	60-89 Days	90-119 Days	≥120	Total Delinquent & Defaulted
Originated Loans
December 31, 2017	$414	$394	$6	$5	$3	$6	$20
December 31, 2016	$206	$201	$2	$1	$1	$1	$5
(1)	Mortgages receivable equal to or greater than 120 days are considered defaulted and have been fully reserved in our allowance of loan losses for originated loans.